UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2005

                              FAB INDUSTRIES TRUST
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-5901                                   13-2581181
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       (Commission File Number)               (IRS Employer Identification No.)


   200 MADISON AVENUE, NEW YORK, NEW YORK                       10016
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  (Address of principal executive offices)                    (Zip Code)


   Registrant's telephone number, including area code:  (212) 592-2700
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                                 FAB INDUSTRIES, INC.
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         Fab Industries Trust (the "Trust'), the successor to Fab Industries, Inc. (the "Company"), announced that, effective October 31, 2005, it consummated the previously disclosed sale, on going concern basis, of all of its assets and the assumption of all of its liabilities to SSJJJ Manufacturing, LLC at a cash price of $3.15 per share, for an aggregate consideration of $16,427,347. The foregoing description of the sale transaction is qualified in its entirety by reference to the complete description thereof contained in the Company's Current Report on Form 8-K filed on May 27, 2005, which is incorporated herein by reference.


ITEM 8.01.        OTHER EVENTS

         On November 2, 2005, the Trust issued a press release announcing the sale transaction and the distribution of all of the consideration from the sale transaction to the stockholders of record of the Company at the close business on May 27, 2005 in an amount equal to $3.15 per share. No further distributions will be made by the Trust. A copy of the press release is furnished as Exhibit
99.1 hereto and incorporated herein in its entirety by reference.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 99.1      Press release of Fab Industries Trust dated November 2, 2005.




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                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FAB INDUSTRIES, INC.



                                            By: /s/ Samson Bitensky
                                                -------------------------------
                                                Name:  Samson Bitensky
                                                Title: Chairman of the Board and
                                                       Chief Executive Officer




Date:  November 3, 2005



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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------

99.1             Press release of Fab Industries Trust dated November 2, 2005.